UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   March 10, 2011

     Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 354-6100

                                 Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 10, 2011, Dresser-Rand Group Inc. issued a press release announcing that it has priced its offering of $375 million in aggregate principal amount of 6.5% Senior Subordinated Notes due 2021 (the “Notes”) pursuant to an exemption from registration under the Securities Act of 1933, as amended. The offering of the Notes is expected to close on March 22, 2011, subject to certain closing conditions.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated March 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

By:	/s/ Mark E. Baldwin
Name:	Mark E. Baldwin
Title:	Executive Vice President and Chief Financial Officer

Date: March 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 10, 2011.